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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                FEBRUARY 21, 2006

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)

            0-27662                         NOT APPLICABLE
    (Commission File Number)               (I.R.S. Employer
                                          Identification No.)

     AMERICAN INTERNATIONAL BUILDING,
            29 RICHMOND ROAD
            PEMBROKE, BERMUDA                                      HM 08
(Address of principal executive offices)                        (Zip Code)

                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 21, 2006, IPC Holdings, Ltd. announced its financial results for the fiscal quarter and year ended December 31, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On February 21, 2006, IPC Holdings, Ltd. (the "Company") announced that Anthony Pilling, a member of the Board of Directors (the "Board") of the Company, would retire from the Board and from the board of directors of IPCRe Limited effective February 21, 2006, because of ill health. No disagreement between Mr. Pilling and the Company that would require disclosure under Item 5.02(a) of Form 8-K has occurred.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYE-LAWS; CHANGES IN FISCAL YEAR

     At a Special General Meeting of shareholders held on February 21, 2006, the Company's shareholders approved:

          a) an amendment to the Company's Bye-Laws increasing the maximum number of Directors from seven to nine, or such larger number of Directors as the Board may determine to be necessary to comply with the terms of any issued and outstanding class or series of Preferred Shares;

          b) an authorisation for the Board to fill unfilled vacancies existing on the Board of Directors following an increase in the maximum number of directors;

          c) an increase to the number of the Company's authorised Common Shares from 75,000,000 to 150,000000 and amending the Company's Bye-Laws to reflect that increase;

          d) an increase to the number of the Company's authorised Preferred Shares from 25,000,000 to 35,000000 and amending the Company's Bye-Laws to reflect that increase.

     The form of such amendments and authorisation are as set forth in the Company's definitive Proxy Statement filed on January 17, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number          Description
------          -----------
99.1            Press release of IPC Holdings, Ltd. issued February 21, 2006 reporting on the Company's financial results for the fiscal quarter and year ended December 31, 2005.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

                                       IPC HOLDINGS, LTD.

                                       By /s/ James P. Bryce
                                          ------------------------
                                              James P. Bryce
                                               President and
                                          Chief Executive Officer

Date: February 21, 2006

                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------
99.1            Press release of IPC Holdings, Ltd. issued February 21, 2006 reporting on the Company's financial results for the fiscal quarter and year ended December 31, 2005.

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